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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2002

                                ----------------


                           PRUDENTIAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


             New Jersey                           001-16707                           22-3703799
    (State or other jurisdiction               (Commission File                    (I.R.S. Employer
         of incorporation)                         Number)                       Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)


                                 (973) 802-6000
              (Registrant's telephone number, including area code)







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Item 9.  Regulation FD Disclosure.

         Prudential Financial, Inc. furnishes herewith, as Exhibit 99, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended September 30, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2002      Prudential Financial, Inc.


                           By:   /s/
                                ------------------------------------------------
                                Name:  Anthony S. Piszel
                                Title: Controller (Principal Accounting Officer)


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                                  Exhibit Index

      Exhibit
        No.                                     Description
    ----------       ----------------------------------------------------------
        99           Quarterly Financial Supplement for the Financial Services
                     Businesses of Prudential Financial, Inc. for the Quarterly
                     Period ended September 30, 2001.


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